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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)   DECEMBER 15, 2000

MACKENZIE INVESTMENT MANAGEMENT INC.
(Exact name of registrant as specified in its chapter)

     DELAWARE                          000-17994               59-2522153
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation                      File Number)         Identification No.)


    700 SOUTH FEDERAL HIGHWAY, SUITE 300
    BOCA RATON, FL                                             33432
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code    (561) 393-8900

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)

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ITEM 7.  Exhibits

         The following exhibit is filed with this report:

EXHIBIT NO.           DESCRIPTION
-----------           -----------

99.1                  Press release dated December 15, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MACKENZIE INVESTMENT MANAGEMENT INC.
                                                        (Registrant)

Date:  December 15, 2000                   /s/ Keith J. Carlson
------------------------                   -------------------------------------
                                           Keith J. Carlson
                                           President and Chief Executive Officer